ASSIGNMENT OF INTELLECTUAL PROPERTY AND OTHER ASSETS

This Assignment of Intellectual Property and Other Assets (this "Assignment") is made effective as of February 28, 2013, from Opsolution NanoPhotonics GmbH, a German company (the "Assignor") and its owners (the "Assignor Shareholders"), to Biozoom Technologies, Inc., a Delaware corporation (the "Assignee").

WHEREAS, concurrently with the execution and delivery of this Assignment, the parties to this Assignment have entered into an Asset Purchase Agreement (the "APA"), pursuant to which, among other things, Assignee has agreed to purchase, and Assignor and its principals have agreed to sell, any and all Intellectual Property and all other Assets held (as defined in the APA) or in which they have any rights;

WHEREAS, Assignor desires to convey, transfer, assign, deliver, and contribute to Assignee all of the Assignor’s right, title, and interest in and to the Intellectual Property and Asssets and to waive all current or future rights thereto in favor of Assignee, and Assignee desires to receive Intellectual Property; and

WHEREAS, Assignor Shareholders have agreed to assign any indirect beneficial rights that they, as inventor, assignee or otherwise, have that relate to Assignor, to the Assignee;

NOW, THEREFORE, in consideration of the payment and issuance of 1 share to Assignor or its assigns, payment of $16,666.67 to Assignor or its assigns, and entry into the APA and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.1. Assignment. Assignor and Assignor Shareholders each hereby conveys, transfers, assigns, delivers, and contributes to Assignee all of Assignor’s right, title, and interest of whatever kind in and to all of the Assets , said Assets to include, without limitation, Intellectual Property, the Tangible Property, all other Assets and any other intellectual property or rights, rights in any joint venture or contract or agreement or court order, indirect or otherwise, held by Assignor or its inventors or contractors or that may come into existence or that may be assigned to it in the future if any.

1.2. Covenant. Assignor and Assignor Shareholders each further covenants that he or it will execute all documents, papers, forms and authorizations and take all other actions that may be necessary for securing, completing, or vesting in Assignee all of the Assignor’s and / or Assignor Shareholders’ right, title, and interest in the Intellectual Property. Assignor and Assignor Shareholders hereby forever waive any rights to any of the Assets, and assign any residule rights or benefits thereto that exist hereto of that may exist in the future, to Assignee.

1.3. Use of Names; Termination of Use. Assignor and Assignor Shareholders each gives and grants to Assignee any and all rights to any of the foregoing Intellectual property, along with any names, marks or titles thereto, and further agrees not to utilize the same.

1.4. Definitions. Any capitalized term not defined herein shall have the meaning ascribed to it in the APA.

1.5. Incorporation of Additional Provisions. Except as expressly provided otherwise in this Assignment, the provisions of Sections 14 and 15 of the APA shall apply to this Assignment with the same force and effect as if such provisions had been set forth herein, except that references to the "Agreement" (i.e., the APA) shall be read to refer to this Assignment unless the context otherwise requires.

[Signature Page to Assignment of Intellectual Property By Opsolution NanoPhotonics

GmbH and its shareholders to Biozoom Technologies, Inc.]

IN WITNESS WHEREOF, the parties have set their hands on the dates set forth below. The effective date of this Agreement shall be the date first set forth above.

ASSIGNOR:

OpSoultions NanoPhotonic GmbH

By: /s/ Hardy Hoheisel

Name: Hardy Hoheisel

Title: CEO

ASSIGNOR SHAREHOLDERS:

Hillmer Vermögens Verwaltungs GmbH

By:_____________________________

Name:

Title:

______________________________

Signature

Opsolution GmbH

(Entity / Individual Shareholder Name)

By: /s/ Hardy Hoheisel

Name: Hardy Hoheisel

Title: CEO

______________________________

Signature

ASSIGNEE:

Biozoom Technologies, Inc.

By:_______________________

Name: Sarah Deutsch

Title: CEO

Opsolution NanoPhotonics GmbH. • Steubenstraße 17 • 34121 Kassel

GESELLSCHAFTERBESCHLUSS

Zur Reduzierung der bestehenden Verbindlichkeiten beauftragen die Gesellschafter der Opsolution NanoPhotonics GmbH die Geschäftsführer folgende Schutzrechtsanmeldungen zu verkaufen.

WO 2008/017490
EP 2057446
US 2011/0043823
CN 101627289
DE 102009037706

Beschlussfassung im Umlaufverfahren durch Unterschrift.

Hartmut Hillmer Vermögensverwaltung

Kassel, 1.2.2013

....

Opsolution GmbH

Kassel, 1.2.2013

....

Opsolution NanoPhotonics GmbH
Steubenstraße 17 D-34121 Kassel
Fon 05 61/50398096 www.opsolution.de info@opsolutoin.de
Kasseler Sparkasse Konto Nr. 2170608 Blz 520 503 53
Amtsgericht Kassel HRB 14218
Geschäftsführung: Hardy Hoheisel Dr. Wolfgang Köcher